Exhibit 99.2

EXECUTION COPY

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Voting Agreement”) is entered into as of September 13, 2007, by and among TRI-S SECURITY CORPORATION, a Georgia corporation formerly known as Diversified Security Corporation (the “Company”), and HAROLD BRIGHT, a resident of the State of Tennessee (“Bright”), CHARLES KEATHLEY, a resident of the State of Alabama (“Keathley”), ROBERT LUTHER, a resident of the State of Alabama (“Luther”), and JOHN WILSON, a resident of the State of Alabama (“Wilson”) (collectively, the “Selling Shareholders”).

WITNESSETH:

WHEREAS, the Company is a party to that certain Mediation Settlement Agreement, dated as of May 18, 2007, among the Company, Paragon Systems, Inc., an Alabama corporation and a wholly-owned subsidiary of the Company (“Paragon”), and Ronald G. Farrell, the Company’s Chief Executive Officer (“Farrell”), on the one hand, and the Selling Shareholders, on the other hand (the “Mediation Settlement Agreement”);

WHEREAS, the Company is also a party to that certain Settlement Agreement and General Release, dated as of even date herewith, among the Company, Paragon and Farrell, on the one hand, and the Selling Shareholders, on the other hand (the “Settlement and Release Agreement”); and

WHEREAS, as a condition to the Company, Paragon and Farrell entering into the Settlement and Release Agreement, and as an inducement and in consideration therefor, each Selling Shareholder is executing this Voting Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Capitalized Terms. For purposes of this Voting Agreement:

(a) “Affiliate” means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Voting Agreement, with respect to a Selling Shareholder, the term “Affiliate” shall include any family member of such Selling Shareholder, including, without limitation, such Selling Shareholder’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, grandchildren, nieces, nephews, cousins and anyone residing in such Selling Shareholder’s home.

(b) “Common Stock” means the Company’s common stock, par value $.001 per share.

(c) “Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group.

(d) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(e) “Subject Shares” mean, collectively, the shares of Common Stock issued to the Selling Shareholders pursuant to the Mediation Settlement Agreement or the Settlement and Release Agreement, with the number of Subject Shares issued to each Selling Shareholder under each such agreement set forth on Schedule I attached hereto. For purposes of this Voting Agreement, a Subject Share shall cease to be a Subject Share at the time the Selling Shareholder who is the record holder of such Subject Share sells, transfers, conveys or otherwise disposes of all of such Selling Shareholder’s interest, right and title in and to such Subject Share to a Person who is not an Affiliate of such Selling Shareholder in a transaction which is in accordance with the terms and provisions of the Securities Act.

(f) “Voting Period” means, with respect to any Selling Shareholder, the period commencing on the date hereof and ending on the date on which the Selling Shareholder no longer owns any Subject Shares.

ARTICLE II

VOTING AGREEMENT; IRREVOCABLE PROXY; TERM

Section 2.1 Agreement to Vote the Subject Shares. Each Selling Shareholder hereby agrees that, during the Voting Period, at any meeting of the Company’s shareholders, however such meeting is called and regardless of whether such meeting is a special or annual meeting, or at any adjournment or postponement thereof, or in connection with any written consent of the Company’s shareholders, such Selling Shareholder shall vote his Subject Shares on all proposals presented to the Company’s shareholders in the manner directed by Farrell in his sole and absolute discretion. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Each Selling Shareholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Article II.

Section 2.2 Grant of Irrevocable Proxy. Each Selling Shareholder hereby irrevocably grants to and appoints Farrell, with full power of substitution (Farrell and his substitutes being referred to herein as “Proxy”), as such Selling Shareholder’s proxy and attorney-in-fact to vote, or act by written consent with respect to, all of such Selling Shareholder’s Subject Shares during the Voting Period in the manner determined by Farrell in his sole and absolute discretion. Without limiting the generality of the foregoing, each Selling Shareholder agrees that the Proxy may, in such Selling Shareholder’s name and stead, during the Voting Period (i) attend any annual or special meeting of the Company’s shareholders and vote all of the Subject Shares held by such Selling Shareholder on all matters presented to the Company’s shareholders at any such annual or special meeting; and (ii) execute with respect to all of the Subject Shares held by such Selling Shareholder any written consent to any matter to which the Company’s shareholders are entitled to express such consent without a meeting, all in the manner determined by Farrell in his sole and absolute discretion. This proxy and power of attorney is given to secure the performance of the duties of each Selling Shareholder under this Voting Agreement. Each Selling Shareholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and power of attorney. The Company acknowledges and agrees that the power of attorney and proxy granted pursuant to this Section 2.2 shall not be construed to deny any Selling Shareholder the right to (i) receive any notice or communication from the Company which the other shareholders of the Company generally are entitled to receive or (ii) attend or participate in any meeting of the Company’s shareholders to the same extent as the other shareholders of the Company generally are entitled to attend and participate.

Section 2.3 Nature of Irrevocable Proxy. The proxy and power of attorney granted pursuant to Section 2.2 hereof by each Selling Shareholder is irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Selling Shareholder. The power of attorney granted by each Selling Shareholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Selling Shareholder.

Section 2.4 Term. The proxy and power of attorney granted by each Selling Shareholder pursuant to Section 2.2 hereof shall be valid and shall continue until, and shall terminate only upon, the termination of the Voting Period with respect to such Selling Shareholder. Each Selling Shareholder acknowledges and agrees that the proxy and power of appointment hereunder shall be valid for longer than eleven (11) months. This Voting Agreement shall terminate, become null and void and have no effect with respect to a Selling Shareholder upon the termination of the Voting Period with respect to such Selling Shareholder.

ARTICLE III

COVENANTS

Section 3.1 Restrictions on Transfers. Each Selling Shareholder agrees that, during the Voting Period, such Selling Shareholder shall not sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a “Transfer”), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of his Subject Shares, unless such Transfer is made in accordance with the terms and provisions of the Securities Act and the transferee thereof agrees in writing in form and substance satisfactory to the Company to hold such Subject Shares pursuant to the terms and provisions of this Voting Agreement to the same extent as the Selling Shareholder. Notwithstanding anything herein to the contrary, each Selling Shareholder may sell, transfer, convey or otherwise dispose of, free of the terms and provisions of this Voting Agreement, all of such Selling Shareholder’s interest, right and title in and to any of his Subject Shares to a Person who is not an Affiliate of such Selling Shareholder; provided, however, that such sale, transfer, conveyance or disposition is made in accordance with the terms and provisions of the Securities Act.

Section 3.2 Restrictions on Proxies and Voting Arrangements. During the Voting Period, each Selling Shareholder agrees that he shall not (a) grant any proxy, power of attorney or other authorization in or with respect to his Subject Shares or (b) deposit any of his Subject

Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of his Subject Shares, other than this Voting Agreement.

Section 3.3 Stop Transfer. During the Voting Period, each Selling Shareholder agrees that he shall not request that the Company register any transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of his Subject Shares, unless such transfer is made in compliance with this Voting Agreement.

Section 3.4 No Inconsistent Arrangements. During the Voting Period, each Selling Shareholder agrees that he shall not take any other action that would in any material way restrict, limit or interfere with the performance of any of the Selling Shareholder’s obligations under this Voting Agreement or the transactions contemplated hereby.

Section 3.5 Stock Dividends, Recapitalizations, Etc. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the parties hereto agree and acknowledge that the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS

Each Selling Shareholder hereby represents and warrants, severally and not jointly, to the Company as follows:

Section 4.1 Authority, Execution, Delivery, Enforceability. The Selling Shareholder has the power and capacity to execute, deliver and perform his obligations under this Voting Agreement. This Voting Agreement has been duly executed and delivered by the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against him in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

Section 4.2 Ownership of Shares. As of the date hereof, the Selling Shareholder is the lawful owner of the Subject Shares denoted as being owned by the Selling Shareholder on Schedule I and has the sole power to vote such shares of Common Stock. The Selling Shareholder has good and valid title to the Subject Shares denoted as being owned by the Selling Shareholder on Schedule I, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, voting trusts, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Voting Agreement.

Section 4.3 Reliance by the Company. The Selling Shareholder understands and acknowledges that the Company is entering into the Release and Settlement Agreement in reliance upon the execution and delivery of this Voting Agreement by the Selling Shareholder.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Selling Shareholders as follows:

Section 5.1 Due Organization, Etc. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Voting Agreement. The execution, delivery and performance of this Voting Agreement by the Company has been duly authorized by all necessary corporate action on the Company’s behalf. This Voting Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies such as specific performance).

ARTICLE VI

MISCELLANEOUS

Section 6.1 Further Actions. Each of the parties hereto agrees to use such party’s reasonable best efforts to do all things necessary to effectuate this Voting Agreement.

Section 6.2 Fees and Expenses. Each of the parties hereto shall be responsible for such party’s own fees and expenses in connection with the entering into this Voting Agreement and the consummation of the transactions contemplated hereby.

Section 6.3 Amendments, Waivers, Etc. This Voting Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Voting Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

Section 6.4 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Voting Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

Section 6.5 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when personally delivered, (ii) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first business day thereafter, if transmitted by facsimile or telecopier with confirmation of receipt, (iii) when mailed by certified mail, return receipt requested, postage prepaid, or (iv) when sent by overnight courier; in each case, to the following addresses, or to such other addresses as a party hereto may from time to time specify by notice to the other party given pursuant hereto.

If to Bright, to:

Harold Bright

226 Echols Road

Elora, Tennessee 37328

With a copy to:

Douglas B. Hargett

Maynard, Cooper & Gale, P.C.

655 Gallatin Street

Huntsville, Alabama 35801

Fax: 256-512-0119

If to Keathley, to:

Charles Keathley

9017 Valley View Drive

Huntsville, Alabama 35802

With a copy to:

Sirote & Permutt, P.C.

305 Church Street, Suite 800

Huntsville, Alabama 35801

Attn: Richard L. Morris, Esq.

Fax: (256) 518-3681

If to Luther, to:

Robert Luther

2115 Buckingham Drive

Huntsville, Alabama 35803

With a copy to:

Sirote & Permutt, P.C.

305 Church Street, Suite 800

Huntsville, Alabama 35801

Attn: Richard L. Morris, Esq.

Fax: (256) 518-3681

If to Wilson, to:

John Wilson

321 Widgren Drive

Arab, Alabama 35016

With a copy to:

Maynard, Cooper & Gale, P.C.

655 Gallatin Street, S.W.

P.O. Box 18668 (35804-8668)

Huntsville, Alabama 35801-4936

Attn: Douglas B. Hargett, Esq.

Fax: (256) 512-0119

If to the Company, to:

Tri-S Security Corporation

Royal Centre One

11675 Great Oaks Way Suite 120

Alpharetta, GA 30022

Attn: Ronald G. Farrell

Fax: (678) 808-1551

With a copy to:

Rogers & Hardin LLP

Suite 2700

229 International Tower, Peachtree Center

Atlanta, GA 30303

Attn: Steven E. Fox, Esq.

Fax: (404) 525-2224

Section 6.6 Captions. The captions of this Voting Agreement are for convenience only and are not a part of this Voting Agreement and do not in any way limit or amplify the terms and provisions of this Voting Agreement and shall have no effect on its interpretation.

Section 6.7 Severability. In case any provision of this Voting Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Voting Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable law.

Section 6.8 Entire Agreement. This Voting Agreement and the Settlement and Release Agreement contain the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, representations or warranties among them other than those set forth or referred to herein.

Section 6.9 Assignment. This Voting Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties.

Section 6.10 Parties in Interest. This Voting Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Voting Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Voting Agreement.

Section 6.11 Counterparts. This Voting Agreement may be executed in counterparts, by either an original signature or signature transmitted by facsimile transmission or other similar process and each copy so executed shall be deemed to be an original and all copies so executed shall constitute one and the same agreement.

[Signature page and Schedule I follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement, or have caused this Voting Agreement to be executed, as of the day and year first written above.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

SELLING SHAREHOLDERS:

/s/ Harold Bright
HAROLD BRIGHT

/s/ Charles Keathley
CHARLES KEATHLEY

/s/ Robert Luther
ROBERT LUTHER

/s/ John Wilson
JOHN WILSON

SCHEDULE I

Selling Shareholder	Number of Subject Shares Issued Pursuant to the Mediation Settlement Agreement	Number of Subject Shares Issued Pursuant to the Settlement and Release Agreement
Harold Bright	5,000	65,000

Charles Keathley	15,694	362,306

Robert Luther	9,306	172,694

John Wilson	5,000	65,000